                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 10, 2005
                                                           -------------

                            RELATIONSERVE MEDIA, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                     333-119632              43-2053462
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission            (IRS Employer
of Incorporation)                  File Number)           Identification Number)

6700 North Andrews Avenue, Fort Lauderdale, Florida               33309
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (zip code)

Registrant's telephone number, including area code:  954-202-6000
-----------------------------------------------------------------
                           Chubasco Resources, Corp.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     /_/   Written communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     /_/   Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act
(17 CFR 240.14-12)

     /_/   Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     /_/   Pre-commencement  communications pursuant to Rule 13-e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a)     Financial Statements of Business Acquired

     On June 16, 2005,  RelationServe  Media,  Inc.  (the  "Company")  filed its current report on Form 8-K to announce the transactions  described in Item 1.01,
Item 2.01, and Item 3.02.

     The unaudited  interim  Financial  Statements as of and for the three-month period  ended March 31,  2005 of Omni Point  Marketing,  LLC ("Omni  Point") and
affiliate  are being filed as an  amendment to the  Registrant's  Form 8-K filed
June 16, 2005, pursuant to Item 9.01(a)(4) (included herein as Exhibit 99.1).

     In May 2005,  RelationServe,  Inc., our wholly-owned  subsidiary,  acquired through a subsidiary the assets of Omni Point and acquired through the merger of a subsidiary  Friendsand LLC. Prior to its acquisition by  RelationServe,  Inc.,
Friendsand LLC reported no significant  revenue,  substantially all of which had been reported as income of Omni Point.

     The Company is also  filing  this  amendment  to file  unaudited  pro-forma interim  financial  statements as of and for the three-month  period ended March
31, 2005, for the Company and  Subsidiaries,  pursuant to Item 9.01(b) (included herein as Exhibit 99.2).

(c)       Exhibits

          Exhibit No.        Exhibits
          -----------        --------

          99.1               Unaudited  interim  financial  statements as of and
                             for the three-month period ended March 31, 2005 for
                             Omni Point Marketing, LLC and Affiliate.

          99.2               Unaudited pro-forma interim financial statements as
                             of and for the  three-month  period ended March 31,
                             2005   for    RelationServe    Media,    Inc.   and
                             Subsidiaries.

                                       2

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RELATIONSERVE MEDIA, INC.
Dated: August 5, 2005

                                            By:
                                                --------------------------------
                                                Name: Mandee Heller Adler
                                                Title:  Chief Executive Officer

                                       3